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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 26, 1999
                                                  ------------------------------

                         TRAVELCENTERS OF AMERICA, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      333-26497                36-3856519
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(State of Other Jurisdiction)          (Commission          (I.R.S. Employer
      of Incorporation)                File Number)       Identification Number)


24601 Center Ridge Road, Suite 200               Westlake, Ohio       44145-5634
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (440) 808-9100
                                                    ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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         TravelCenters of America, Inc. (the "Company") hereby amends the following items, exhibits or other portions of its Current Report on Form 8-K, dated February 26, 1999, as set forth in the pages attached hereto.

         "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended and restated to include additional documents filed as exhibits as identified in Item 7 hereof.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.

            *2.1 Agreement and Plan of Merger among TravelCenters of America, Inc., TP Acquisition, Inc. and Travel Ports of America, Inc., dated as of February 26, 1999.

            **99.1     News release dated February 26, 1999.

            *99.2 Share Exchange Agreement by and among TravelCenters of America, Inc. and E. Philip Saunders, dated as of February 26, 1999.

            *99.3 Voting Agreement by and among TravelCenters of America, Inc., TP Acquisition, Inc., E. Philip Saunders and
                       John M. Holahan, dated as of February 26, 1999.

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            *    Incorporated herein by reference to the appropriate exhibit of the Schedule 13D filed by TravelCenters of America, Inc. on March 9, 1999.

            **   Previously filed.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRAVELCENTERS OF AMERICA, INC.


                                     By:  /s/ James W. George
                                         ---------------------------------------
                                         James W. George
                                         Sr. Vice President and Chief Financial
                                         Officer

Date:    March 12, 1999







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EXHIBIT INDEX
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Exhibit Number    Description
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*2.1              Agreement and Plan of Merger among TravelCenters of America,
                  Inc., TP Acquisition, Inc. and Travel Ports of America, Inc., dated as of February 26, 1999.

**99.1            News release dated February 26, 1999.

*99.2 Share Exchange Agreement by and among TravelCenters of America, Inc. and E. Philip Saunders, dated as of February 26, 1999.

*99.3 Voting Agreement by and among TravelCenters of America, Inc., TP Acquisition, Inc., E. Philip Saunders and John M. Holahan, dated as of February 26, 1999.

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*    Incorporated herein by reference to the appropriate exhibit of the
     Schedule 13D filed by TravelCenters of America, Inc. on March 9, 1999.

**   Previously filed.








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